Exhibit 99.1

Power Solutions International Announces Preliminary Results

WOOD DALE, IL, October 28, 2015 (GLOBE NEWSWIRE) – Power Solutions International, Inc. (NASDAQ: PSIX), a leader in the design, engineering and manufacture of emissions-certified alternative-fuel and conventional power systems, today announced preliminary financial results for the third quarter ending September 30, 2015.

Preliminary Third Quarter 2015 Results

Power Solutions International, Inc. (“PSI” and the “Company”) anticipates reporting third quarter 2015 net sales of approximately $112 million, and GAAP net income of approximately of $9.1 million. Net income for the third quarter of 2015, adjusted to remove the impact of the revaluation of the Company’s private placement warrants, contingent consideration, and transaction related costs, is expected to be approximately $500,000, or $0.04 per diluted share, below the current analysts’ consensus estimate of $0.24.

“Our consolidated results reflect the highest quarterly sales in the history of PSI, with growth of approximately 18% from the second quarter. We are excited about the progress the Company has made in expanding our product portfolio with our recent acquisitions, including Powertrain Integration. The combined strength of the Powertrain and PSI development resources will help us grow our leadership role in the medium duty on-highway sector.

Our acquisition of Professional Power Products, Inc. (3PI), however, is not yet performing to our expectations, and was the primary factor for the shortfall for the quarter relative to consensus estimates. We continue to make progress toward integrating 3PI into our business, and expect to bring 3PI to a break-even run rate by year end.

In addition, overall results were further impacted by manufacturing and supply chain inefficiencies related to the large sales increase, and we are putting measures in place to ensure more efficient order fulfillment,” stated Gary Winemaster, PSI’s Chief Executive Officer.

The company will release financial results for the third quarter 2015 after the market close on Monday, November 9, 2015. An investor conference call will follow at 4:30 p.m. ET/3:30 p.m. CT. The call will be hosted by Gary Winemaster, Chief Executive Officer, Eric Cohen, Chief Operating Officer, and Michael Lewis, Chief Financial Officer.

Investors in the U.S. interested in participating in the call should dial +1 (888) 208-1427 and reference passcode 687655. Those calling from outside the U.S. should dial +1 (913) 312-1378 and reference the same passcode 687655. A telephone replay will be available approximately two hours after the call concludes through November 23, 2015 by dialing +1 (877) 870-5176 from the U.S. or +1 (858) 384-5517 from international locations, with passcode 687655.

A simultaneous live webcast will be available on the Investor Relations section of the Company’s website at www.psiengines.com. The webcast will be archived on the website for one year.

About Power Solutions International, Inc.

Power Solutions International, Inc. (PSI) is a leader in the design, engineering and manufacture of emissions-certified, alternative-fuel power systems. PSI provides integrated turnkey solutions to leading global original equipment manufacturers in the industrial and on-road markets. The Company’s unique in-house design, prototyping, engineering and testing capacities allows PSI to customize clean, high-performance engines that run on a wide variety of fuels, including natural gas, propane, biogas, diesel and gasoline.

PSI develops and delivers complete .97 to 22liter power systems, including the 8.8liter engine aimed at the industrial and on-road markets, including medium duty fleets, delivery trucks, school buses, RV and commercial chassis. PSI power systems are currently used worldwide in power generators, forklifts, aerial lifts, and industrial sweepers, as well as in oil and gas, aircraft ground support, arbor, agricultural and construction equipment.

Acquired in April 2014, Professional Power Products, Inc. (3PI), is a leading designer and manufacturer of large, custom-engineered, integrated electrical power generation systems serving the global diesel and natural gas power generation market. 3PI specializes in power generation systems for standby, prime, and Co-generation (CHP) power applications.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements, regarding the current expectations of Power Solutions International, Inc. about its prospects and opportunities, including expectations for sales as set forth above. These forward-looking statements are covered by the “Safe Harbor for Forward-Looking Statements” provided by the Private Securities Litigation Reform Act of 1995. The Company has tried to identify these forward looking statements by using words such as “expect,” “contemplate,” “anticipate,” “estimate,” “plan,” “will,” “would,” “should,” “forecast,” “believe,” “outlook, “ “guidance,” “projection,” “target” or similar expressions, but these words are not the exclusive means for identifying such statements. The Company cautions that a number of risks, uncertainties and other factors could cause the Company’s actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including, without limitation, the continued development and expansion of the market for alternative-fuel power systems; technological and other risks relating to the Company’s development of its 8.8 and 4.3liter engines, introduction of other new products and entry into on-road markets (including the risk that these initiatives may not be successful); the timing of new products; the Company’s ability to integrate recent acquisitions into the business of the Company successfully and the amount of time and expense spent and incurred in connection with the integration; the risk that the economic benefits, cost savings and other synergies that the Company originally anticipated as a result of recent acquisitions are not fully realized or take longer to realize than expected; the significant strain on the Company’s senior management team, support teams, manufacturing lines, information technology platforms and other resources resulting from rapid expansion of the Company’s operations (including as a result of recent acquisitions); volatility in oil and gas prices; changes in environmental and regulatory policies; significant competition; global economic conditions (including their impact on demand growth); and the Company’s dependence on key suppliers. For a detailed discussion of factors that could affect the Company’s future operating results, please see the Company’s filings with the

Securities and Exchange Commission, including the disclosures under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

Non-GAAP Financial Measures

As used herein, “GAAP” refers to generally accepted accounting principles in the United States. In addition to providing financial measurements based on GAAP, the Company provides additional financial measurements that are not prepared in accordance with GAAP (“non-GAAP”). These non-GAAP financial measures include adjusted net income. The Company believes including this non-GAAP measurement provides investors with useful information regarding the Company’s short-term and long-term trends. Adjusted net income is derived from GAAP results by excluding the non-cash impact related to the change in the estimated fair value of the liability associated with the warrants issued in the Company’s April 2011 private placement. The Company excludes this non-operating, non-cash impact, as the Company believes it is not indicative of its core operating results or future performance. The warrant revaluation results from facts and circumstances that fluctuate in impact and is excluded by management in its forecast and evaluation of the Company’s operational performance. Adjusted earnings per diluted common share is also derived from GAAP results by excluding the non-cash impact, even when antidilutive, related to the change in the estimated fair value of the liability associated with the private placement warrants. Adjusted net income and adjusted earnings per diluted common share also include an adjustment to remove transaction related costs and the revaluation of contingent consideration recorded in association with the acquisition activity. The Company believes that these costs are not indicative of the Company’s core operating results or future performance. These costs are excluded by management in its forecast and evaluation of the Company’s operational performance.

Adjusted net income, adjusted earnings per diluted common share and other non-GAAP financial measures used and presented by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, financial performance measures prepared in accordance with GAAP.

Contact:

Company

Power Solutions International, Inc.

Michael P. Lewis

Chief Financial Officer

+1 (630) 451-2290

Michael.lewis@psiengines.com

Or

Investor Relations

The Blueshirt Group

Gary T. Dvorchak, CFA

Managing Director

+1 (323) 240-5796

gary@blueshirtgroup.com